Exhibit 10.18

March 29, 2004

Pennichuck Corporation
4 Water Street
Nashua, New Hampshire 03060

Pennichuck East Utility, Inc.
4 Water Street
Nashua, New Hampshire 03061-0448

The Southwood Corporation
4 Water Street
Nashua, New Hampshire 03061-0448

Pennichuck Water Service Corporation
4 Water Street
Nashua, New Hampshire 03061-0448

Re:

$4,500,000 Line of Credit Loan from Fleet National Bank (the "Bank") to Pennichuck Corporation and Pennichuck East Utility, Inc. (collectively, the "Borrowers") and a $4,500,000 Loan from the Bank to Pennichuck Corporation, all of which Loans are guaranteed by The Southwood Corporation and Pennichuck Water Service Corporation (collectively, the "Guarantors")

Gentlemen:

Reference is hereby made to that certain $4,500,000 Acquisition Line of Credit Loan provided to the Borrowers from the Bank and that certain $4,500,000 Line of Credit Loan provided to Pennichuck Corporation from the Bank pursuant to the terms and conditions of a certain Loan Agreement by and between the Bank and the Borrowers dated as of April 8, 1998, as amended (the "Loan Agreement"), and those certain documents and instruments executed and/or delivered in connection therewith (all of the foregoing, including without limitation, the Loan Agreement, as the same may have been and may hereafter be amended, modified or restated, are hereinafter referred to as the "Loan Documents").

Notwithstanding the provisions of the Loan Agreement and the other Loan Documents, it is agreed, effective immediately, that the Loan Documents shall be amended as follows:

1.

The phrase "Twelve Million Five Hundred Thousand Dollars ($12,500,000)" appearing in paragraph (a) of Section 4.18 of Article IV of the Loan Agreement is hereby deleted and replaced by the following phrase: "Twenty Million Dollars ($20,000,000)".

2.

The parties hereto expressly acknowledge and agree that the Borrowers' obligations to the Bank with respect to the Acquisition Line of Credit and the Line of Credit are all coterminous with the Borrowers' obligations under that certain Loan Agreement dated as of October 2, 1991, as amended, by and among the Borrowers, the Bank and the Guarantors (the "1991 Loan Agreement") and the related loan documents. If Pennichuck Corporation ceases to maintain its


obligations to the Bank under the 1991 Loan Agreement and the related loan documents or if Pennichuck Corporation chooses to change its primary banking relationship to a bank other than the Bank, then all amounts due under the Acquisition Line of Credit and the Line of Credit, as well as all other loans and extensions of credit from the Bank to the Borrowers shall immediately be due and payable in full. If the Borrowers cease to maintain their obligations to the Bank under the Loan Agreement and the related loan documents or the Borrowers choose to change their primary banking relationship to a bank other than the Bank, then all amounts due and payable under the 1991 Loan Agreement and the related loan documents, as well as all other loans and extensions of credit from the Bank to the Borrowers shall be immediately due and payable in full.

3.	All other terms and conditions of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

This Letter Agreement shall constitute an amendment to the terms and conditions of each of the Loan Documents and shall be governed by the laws of the State of New Hampshire.

Please sign below to indicate your agreement with the above.

Very truly yours, FLEET NATIONAL BANK

	By:	/s/ John B. DeBaun

John B. DeBaun, Vice President

Agreed and Consented To:
PENNICHUCK CORPORATION

/s/ John B. DeBaun	By:	/s/ Charles J. Staab

Witness		Charles J. Staab, Its Duly Authorized Vice President

PENNICHUCK EAST UTILITY, INC.

/s/ John B. DeBaun	By:	/s/ Charles J. Staab

Witness		Charles J. Staab, Its Duly Authorized Vice President

THE SOUTHWOOD CORPORATION

/s/ John B. DeBaun	By:	/s/ Charles J. Staab

Witness		Charles J. Staab, Its Duly Authorized Vice President

PENNICHUCK WATER SERVICE CORPORATION

/s/ John B. DeBaun	By:	/s/ Charles J. Staab

Witness		Charles J. Staab, Its Duly Authorized Vice President
